novan.com Exhibit 99.2 NASDAQ: NOVN Nitric Oxide-Based Medicine Corporate Presentation September 2020

Forward-Looking Statements This presentation contains forward-looking statements including, but not limited to, statements related to pharmaceutical development of nitric oxide-releasing product candidates and our intention to advance development of certain product candidates, including the timing, enrollment demand and progress of our Phase 3 program to evaluate SB206 for the treatment of molluscum and the timing of anticipated top-line results, the timing of reporting findings or results from our programs currently in process and the sufficiency of our cash position. These forward-looking statements are included throughout this presentation. We have used the words “anticipate,” “assume,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “future,” “will,” “seek,” “foreseeable”, “targeted” and similar terms and phrases to identify forward-looking statements in this presentation. The forward-looking statements contained in this presentation are based on management’s current expectations and are subject to a number of risks and uncertainties that could cause actual results to differ materially from our expectations, including, but not limited to, our ongoing or future product development activities and preclinical studies, which may not prove successful in demonstrating proof-of concept, or may show adverse toxicological findings, and even if successful may not necessarily predict that subsequent clinical trials will show the requisite safety and efficacy of our product candidates; risks and uncertainties in the clinical development process, including, among others, length, expense, ability to enroll patients, reliance on third parties, potential for delays or other impacts, whether as a result of the COVID-19 pandemic or other factors, and that results of earlier research and preclinical or clinical trials may not be predictive of results, conclusions or interpretations of later research activities or additional trials; risks related to the regulatory approval process, which is lengthy, time-consuming and inherently unpredictable, including the risk that our product candidates may not be approved or that additional studies may be required for approval or other delays may occur and that we may not obtain funding sufficient to complete the regulatory or development process; our ability to obtain additional funding or enter into strategic or other business relationships necessary or useful for the further development of our product candidates; the risk that disruptions at the FDA or other agencies could cause such agencies to cancel or postpone meetings or otherwise impact the ability of such agencies to provide regulatory guidance or feedback or timely review and process our regulatory submissions, all of which could have a material adverse effect on our business; risks related to the manufacture of clinical trial materials; any operational or other disruptions as a result of the COVID-19 pandemic, including any delays or disruptions to the enrollment in and conduct of the B-SIMPLE4 Phase 3 trial; and other risks and uncertainties described in our annual report filed with the SEC on Form 10-K for the twelve months ended December 31, 2019, as amended, and in our subsequent filings with the SEC. These forward-looking statements speak only as of the date of this presentation, and Novan disclaims any intent or obligation to update these forward-looking statements to reflect events or circumstances after the date of such statements, except as may be required by law. 2

Ongoing pivotal Phase 3 study with data targeted Q2 2021 3

# Investment Opportunity

## Company's First Potential NDA Filing Targeted 2022

### NITRICIL™ Platform


N
O

Leveraging nitric oxide's naturally occurring antiviral and immunomodulatory mechanisms

### Significant Market Opportunity


~3.4 million[1]

Lead program, SB206 ongoing pivotal Phase 3 for treatment of molluscum

### Pipeline Expansion Opportunities

Targeting multiple indications in dermatology, women's health, infectious diseases and gastroenterology conditions

1. Syneos Health Consulting Primary (n=40 Pediatricians, n=39 Dermatologists, n=4 Pediatric Dermatologists) and Secondary Research (2019)

4

NOVAN

Priority Development Pipeline Product Indication Pre-IND Phase 1 Phase 2 Phase 3 Approval Program Highlight Candidate DERMATOLOGY Target Reporting Topline SB206 Molluscum Results Q2 2021 INFECTIOUS DISEASE Target Reporting Findings Undisclosed Coronaviridae from in vitro assessments Before Year End 2020 COMPANION ANIMAL Seek Potential Strategic Undisclosed Antimicrobial (New Chemical Entity) Partner Following PoC 5

Team With Proven Drug Development Experience Paula Brown Stafford, MPH Carri Geer, Ph.D. Elizabeth Messersmith, Ph.D. President, CEO, and Chairman SVP and CTO SVP and CDO John M. Gay, CPA Tomoko Maeda-Chubachi, MD, Ph.D., MBA VP, Finance and Corporate Controller VP, Medical Dermatology 6

NITRICIL™ Nitric oxide (NO) for therapeutic innovation 7

# Nitric Oxide (NO)

## Naturally Occurring Antiviral and Immunomodulatory Effects


N
O
Modifies Cysteine Residues
Enzymes
Structural Proteins
Regulatory Factors
Cell
Inhibits Viral Replication
HPV (dsDNA)
HSV (dsDNA)
Coxsakievirus (ssRNA)
Dengue virus (ssRNA)
Cell
Programmed Cell Death
Cell

Colasanti, M. et al. S-Nitrosylation of Viral Proteins: Molecular Bases for Antiviral Effect of Nitric Oxide IUBMB Life; 1999 (48) 25-31. Kroen, KD. J Clin Invest. 1993;91(6):2446-2452.; Karupiah, G; et al. Science. 1993;261(5127):1445-1448. Saura, M; et al. Immunity. 1999;10:21-28. Takhampunya, R; et al. J Gen Virol. 2006;87:3003-3011.

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NOVAN

™ Tunable Dosing Enables NITRICIL Proprietary Formulations That Proprietary Nitric Oxide Based Technology Platform Target Each Indication Generates Macromolecular New Chemical Entities (NCEs) Real-Time NO Release 1000 Nitricil 800 600 NVN4428 400 NVN1000 Key Characteristics: 200 Ppb NO/ Ppb mg of 0 0 10 20 30 Storage: therapeutic quantities Cumulative Quantity of NO Released Tunability: pH-controlled release profiles 100 80 t1/2 =2.3 min 60 NVN4428 Targeted: delivery to site of infection or inflammation t1/2 =118 min 40 NVN1000% % NORelease 20 0 Stability: product candidates stable throughout shelf-life 0 200 400 600 800 Time (min) 9

SB206: Lead Program Ongoing pivotal Phase 3 study for treatment of molluscum 10

SB206: Berdazimer Sodium Topical Antiviral Gel for the Treatment Macromolecule comprised of Viral Skin Infections of a polysiloxane backbone with covalently bound N-diazeniumdiolate NO donors New Chemical Entity Real-Time NO Released Burst Phase Patients treated to date: >3,400 Time NO NO Time - Sustained Phase Real Compelling safety profile (nmol) Release Time (min) IP until 2035 11

# Molluscum

Contagious skin infection caused by the *molluscipoxvirus*, a double-stranded DNA virus



# No FDA-Approved Treatments

**~3.4 million**
prevalence in the U.S.[1]

**~1.3 million**
diagnosed per annum[1]





~70% of patients below the age of 10


13

Months

Average time to resolution

Current treatment options are limited:

- Physical procedures
- Off-label Rx/OTC

1. Syneos Health Consulting Primary (n=40 Pediatricians, n=39 Dermatologists, n=4 Pediatric Dermatologists) and Secondary Research (2019)

12

NOVAN

Development Pathway Towards Potential Approval Potential NDA Filing Targeted 2022 B-SIMPLE1 B-SIMPLE2 B-SIMPLE4 ✓Completed ✓Completed Topline Results Targeted Q2 2021 12 Weeks 12 Weeks 12 Weeks Treatment Treatment Treatment Follow-up Follow-up Follow-up at Week 24 at Week 24 at Week 24 352 Subjects 355 Subjects ~750 Subjects Key findings from immense body of data and external experts 13 guided the design of the B-SIMPLE program

B-SIMPLE1 and B-SIMPLE2 Integrated Analysis Demonstrated Statistically Significant (p=0.038) Complete Clearance Rate (27.9%) vs. Vehicle (20.9%) at Week 12 Complete Clearance of All Lesions (ITT1) by Week 12 B-SIMPLE1: 352 Subjects B-SIMPLE2: 355 Subjects p=0.375 p=0.062 35% 35% 30.0% 30% 30% 25.8% 25% 25% 21.6% 20.3% 20% 20% 15.3% * 15% 15% 13.9% 10.3% 10% 10% Complete Clearance Complete 5.9% 4.7% Complete Clearance Complete 4.3% 5% 5% 3.4% Percentage of Patients with ofPatients Percentage 1.3% 1.7% Percentage of Patients with ofPatients Percentage 0.0%0.4% 0.0% 0% 0% Week 2 Week 4 Week 8 Week 12 Week 2 Week 4 Week 8 Week 12 Vehicle SB206 Vehicle SB206 14 1. Intent-to-Treat Population(ITT): consists of all subjects who were randomized, and missing data imputed as treatment failures.

B-SIMPLE4 Pivotal Commenced Study in September 2020 Phase 3 Study Design With Topline Results Targeted Q2 2021 in Molluscum Less than a year away Study Design Based on Learnings Multi-center, double-blind, from B-SIMPLE1 and B-SIMPLE2: randomized, vehicle-controlled study One and two-subject 12 Weeks household stratification Treatment Inflammation of molluscum lesions Follow-up added as a stratification factor1 at Week 24 ~750 subjects randomization (Aged 6-mos and older) Additional patient and caregiver training and retention efforts Primary endpoint: Complete clearance of all treatable molluscum lesions 15 1. As measured by BOTE (beginning of the end)

SB206 Commercialization Strategy Preparing for Success Evaluating All Strategic Options Secure Novan Co-Commercialize Commercialization Commercializes with Partner Partner 16

Coronaviridae Nitric oxide may inhibit viral replication by (COVID-19) Program O cytotoxic reactions through intermediates N such as peroxynitrite1 Target Reporting Pre-IND Activities Before Year End Exploring potential of NITRICIL™ as potential topical oral or nasal treatment option for COVID-19 Conducting in vitro assessments targeting the reduction of viral shedding and transmission 17 1. Adusumilli, N. et al. “Harnessing nitric oxide for preventing, limiting and treating the severe pulmonary consequences of COVID-19”, Nitric Oxide, Volume 103, 1 October 2020, Pages 4-8; Available online 15 July 2020

Companion Animal Contracted drug delivery technology Health Program specialist to undertake initial formulation development to assess viability Commenced Exploratory Work to Evaluate NO Engaged third-party animal health experts Application in Adjacent Market to determine technical feasibility and market potential Upon positive proof of concept, engage with potential collaborators and strategic partners 18

Pipeline Expansion Opportunities Ongoing In-depth Review for Pipeline Prioritization Product Candidates Indication Pre-IND Phase 1 Phase 2 Phase 3 Program Highlight DERMATOLOGY Two Phase 3’s completed; One confirmatory SB204 Acne Vulgaris Phase 3 needed; Protocol finalized Phase 2 trial complete; Phase 1 in nail SB208 Tinea Pedis growth complete Phase 1b trial complete; Phase 2 protocol Atopic Dermatitis finalized SB414 Phase 1b trial complete; Potential to explore Psoriasis lower doses MEN’S AND WOMEN’S HEALTH End of Phase 2 meeting with FDA complete; SB206 Genital Warts Phase 3 protocols designed Formulation development ongoing; Funded WH504 High-Risk HPV by federal grants Formulation development ongoing; Funded WH602 High-Risk HPV by federal grants GASTROENTEROLOGY Undisclosed Various Seeking grants to progress 19

Corporate Overview 20

Financial Profile NASDAQ: NOVN Sufficient Capital Through 20211 $35.5M $13.1M $65M 30M Cash as of Proceeds from Market Average June 30, 2020 common stock purchase Cap2 3-month Volume2 agreement in July 2020 Opportunity to Unlock Significant Shareholder Value 21 1: Based on Management’s projections and planned priority development activities described in the Company’s June 30, 2020 Form 10-Q as filed with the SEC on August 14, 2020 2: Based on September 11, 2020 closing price of $0.47

Upcoming Targeted Milestones ✓ September 2020: Q1 2021: Complete 2022: Potential NDA SB206 Commenced Study Enrollment Filing with U.S. FDA B-SIMPLE4 ✓ September 2020: Q2 2021: First Patient Dosed Topline Results ✓ September 2020: Ongoing: NITRICIL™ Discovery Selection of NCE for Animal Health Effort of Additional NCEs Pipeline Coronavirus: Report Key Findings from Pre-IND Activities Before Year End Opportunities for Partnering Across Pipeline 22

Investment Summary Topline Results From Pivotal B-SIMPLE4 Phase 3 Study in Molluscum Targeted Less Than a Year Away Proprietary NITRICIL™ Platform: O N Harnessing the antiviral and Fueling a pipeline with immunomodulatory power of nitric oxide multiple growth opportunities 23

novan.com NASDAQ: NOVN Nitric Oxide-Based Medicine Investor Relations JTC Team 833.475.8247 novn@jtcir.com